UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2019

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 River Street

Hoboken, New Jersey 07030

(Address of principal executive offices including zip code)

(201) 610-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On October 4, 2018, Newell Brands Inc. (the “Company”) announced on a Current Report on Form 8-K that James L. Cunningham III, Chief Accounting Officer, had informed the Company of his decision to leave the Company on the later of March 1, 2019 or the date the Company files its 2018 Annual Report on Form 10-K with the U.S. Securities and Exchange Commission.

The Company announced today that Robert A. Schmidt will be joining the Company as Chief Accounting Officer (Principal Accounting Officer) effective March 11, 2019 and that Mr. Cunningham will remain with the Company through April 12, 2019 to assist with the transition. Mr. Schmidt has served as Assistant Corporate Controller at Celgene Corporation, a global biopharmaceutical company, from December 2016 to present. Prior to that, he served in several senior finance roles at Tyco International plc, a global provider of security, fire detection and suppression products and services, including Vice President and Controller from June 2016 to December 2016 and Vice President and Assistant Controller from September 2012 to May 2016. There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Schmidt and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There is no arrangement or understanding between Mr. Schmidt and any other person pursuant to which Mr. Schmidt was appointed as Chief Accounting Officer (Principal Accounting Officer) of the Company. There are no transactions in which Mr. Schmidt has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Schmidt will receive in May 2019 an employment transition bonus of time based restricted stock units that vest one-third per year over three years with a grant value of $600,000 under the Company’s 2013 Long Term Incentive Plan. His base salary will be $335,000 per year, and he will receive a one-time bonus of $50,000 within 60 days of his start date, subject to a repayment obligation if he voluntarily terminates employment within 12 months. Mr. Schmidt will be eligible to participate in the Company’s Management Bonus Plan, Long Term Incentive Plan, Supplemental Employee Savings Plan and other benefit programs available to executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2019	NEWELL BRANDS INC.

	By:	/s/ Bradford R. Turner
Bradford R. Turner Chief Legal & Administrative Officer and Corporate Secretary